DO NOT DESTROY THIS NOTE: When paid, this Note with Deed of Trust securing same must be surrendered to Trustee for cancellation before reconveyance will be made.

NOTE SECURED BY DEED OF TRUST

ESCROW NO.: 42042365-420-MS6

$1,100,000.00 Las Vegas, Nevada, Dated: October 12, 2018

For value received, the undersigned promise to pay to Felix DeHerrera, Trustee of The Felix DeHerrera Living Trust, the sum of One Million One Hundred Thousand Dollars, ($1,100,000.00), with interest from the 17 day of October, 2018 until paid at the rate of Six and One Half percent (6.5%) per annum, payable in regular monthly installments of Six Thousand Nine Hundred fifty two Dollars and 75/100, ($6,952.75), OR MORE, on or before the same day of each month beginning on the 1st day of November, 2018, and continuing on the same day of each month thereafter until the 31st day of October, 2023, at which time the entire sum of principal and accrued interest shall be due and payable. On or before the one year anniversary, November 1, 2019, a Principal Reduction Payment is due in the amount of $50,000.00. Upon the one year anniversary of this Note, provided that the monthly payments and the principal reduction payment have been made, the payments shall be recalculated per the same terms hereinabove (30 year amortization, 6.5% interest, with a new scheduled monthly payment of $6,559.00), and continue on the same day of each month thereafter until the 31st day of October, 2023, at which time the entire sum of principal and accrued interest shall be due and payable. Payments shall be applied first to accrued interest and the balance applied upon the principal.

Should default be made in payment of any principal or interest or in the performance of any obligation contained in the Deed of Trust by which this Note is secured, the whole sum of principal and interest shall become immediately due at the option of the holder hereof. Principal and interest payable in lawful money of the United States. Checks constitute payment only when collected. If any legal proceeding is commenced arising out of or relating to this Note or the Deed of Trust, the prevailing party shall be entitled to recover from the other party such sums as the court or other fact finder may adjudge to be reasonable attorney's fees in the proceeding, in addition to costs and expenses allowed by law. This Note is secured by a DEED OF TRUST, of even date herewith.

If any installment is not received by Payee or Payee's designated servicing agent within 5 days following the scheduled due date, a late charge of 5% of the payment amount shall be assessed. The late charge shall be payable in addition to and at the same time as the regularly scheduled installment.

Payor under promissory note reserves the right to prepay the note at any time, either in whole or in part, without penalty.

Prescott Management, LLC, a Nevada limited liability company
By Roll On, LLC, a Nevada limited liability company, its manager
By The Spartacus Irrevocable Spendthrift Trust, its manager

____
Paris Balaouras, Trustee

Personally Guaranteed by:

____
Paris Balaouras, an individual

DO NOT DESTROY THIS NOTE

Inst #: 20181018-0000249
Fees: $40.00
10/18/2018 08:24:56 AM
Receipt #: 3540998
Requestor:
FNTG NCS (LAS VEGAS)
Recorded By: CDE Pgs: 6
DEBBIE CONWAY
CLARK COUNTY RECORDER
Src: ERECORD
Ofc: ERECORD

APN 163-01-110-005
AND WHEN RECORDED MAIL TO:
Felix DeHerrera, Trustee of the Felix DeHerrera Living Trust
2155 W. Silver Palm Road
Boca Raton, FL 33432

MAIL TAX STATEMENT TO:
Prescott Management, LLC
3275 S. Jones, Ste. 104
Las Vegas, NV 89146

Escrow No. **42042365 MS6**

SPACE ABOVE FOR RECORDER'S USE

DEED OF TRUST WITH ASSIGNMENT OF RENTS

THIS DEED OF TRUST, made this 17th day of October, 2018, between Prescott Management, LLC, a Nevada limited liability company, TRUSTOR, whose address is 3275 S. Jones, Ste. 104, Las Vegas, NV 89146, Fidelity National Title Group, TRUSTEE and Felix DeHerrera, Trustee of The Felix DeHerrera Living Trust, BENEFICIARY, whose address is 2155 W. Silver Palm Road, Boca Raton, FL 33432, WITNESSETH: That Trustor grants to Trustee in trust, with power of sale, that property in the County of Clark, State of NEVADA described as:

SEE EXHIBIT "A" ATTACHED HERETO AND BY REFERENCE MADE A PART HEREOF

Together with the rents, issues and profits thereof, subject, however, to the right, power and authority herein after given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

For the purpose of securing (1) payment of the sum of $1,100,000.00 with interest thereon according to the terms of a promissory note or notes of even date herewith made by Trustor, payable to order of Beneficiary, and all extensions or renewals thereof; and (2) the performance of each agreement of Trustor incorporated herein by reference or contained herein; (3) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or to his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

To protect the security of this Deed of Trust, and with respect to the property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms and provisions set forth in subdivision B of the fictitious Deed of Trust recorded in the office of each County Recorder in the State of Nevada on January 30, 1968, in the book and at the page thereof, or under the document or file number, noted below opposite the name of such county: namely:

COUNTY	BOOK	PAGE	DOC. NO.	COUNTY	BOOK	PAGE	DOC. NO.
Churchill	39 Mortgages	363	115384	Lincoln			45902
Clark	850 Off. Rec.		682747	Lyon	37 Off. Rec.	341	100661
Douglas	57 Off. Rec.	115	40050	Mineral	11 Off. Rec.	129	89073
Elko	92 Off. Rec.	652	35747	Nye	105 Off. Rec.	107	04823
Esmeralda	3-X Deeds	195	35922	Ormsby	72 Off. Rec.	249	32867
Eureka	22 Off. Rec.	138	45941	Pershing	11 Off. Rec.	249	66107
Humboldt	28 Off. Rec.	124	131075	Storey	"S" Mortgages	206	31506
Lander	24 Off. Rec.	168	50782	Washoe	300 Off. Rec.	517	107192
				White Pine	295 R.E. Records	258	

APN 163-01-110-005
AND WHEN RECORDED MAIL TO:
Felix DeHerrera, Trustee of the Felix DeHerrera Living Trust
2155 W. Silver Palm Road
Boca Raton, FL 33432

MAIL TAX STATEMENT TO:
Prescott Management, LLC
3275 S. Jones, Ste. 104
Las Vegas, NV 89146

Escrow No. **42042365 MS6**

SPACE ABOVE FOR RECORDER'S USE

DEED OF TRUST WITH ASSIGNMENT OF RENTS

THIS DEED OF TRUST, made this 17th day of October, 2018, between Prescott Management, LLC, a Nevada limited liability company, TRUSTOR, whose address is 3275 S. Jones, Ste. 104, Las Vegas, NV 89146, Fidelity National Title Group, TRUSTEE and Felix DeHerrera, Trustee of The Felix DeHerrera Living Trust, BENEFICIARY, whose address is 2155 W. Silver Palm Road, Boca Raton, FL 33432, WITNESSETH: That Trustor grants to Trustee in trust, with power of sale, that property in the County of Clark, State of NEVADA described as:

SEE EXHIBIT "A" ATTACHED HERETO AND BY REFERENCE MADE A PART HEREOF

Together with the rents, issues and profits thereof, subject, however, to the right, power and authority herein after given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

For the purpose of securing (1) payment of the sum of $1,100,000.00 with interest thereon according to the terms of a promissory note or notes of even date herewith made by Trustor, payable to order of Beneficiary, and all extensions or renewals thereof; and (2) the performance of each agreement of Trustor incorporated herein by reference or contained herein; (3) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or to his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

To protect the security of this Deed of Trust, and with respect to the property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms and provisions set forth in subdivision B of the fictitious Deed of Trust recorded in the office of each County Recorder in the State of Nevada on January 30, 1968, in the book and at the page thereof, or under the document or file number, noted below opposite the name of such county: namely:

COUNTY	BOOK	PAGE	DOC . NO.	COUNTY	BOOK	PAGE	DOC . NO.
Churchill	39 Mortgages	363	115384	Lincoln			45902
Clark	850 Off. Rec.		682747	Lyon	37 Off. Rec.	341	100661
Douglas	57 Off. Rec.	115	40050	Mineral	11 Off. Rec.	129	89073
Elko	92 Off. Rec.	652	35747	Nye	105 Off. Rec.	107	04823
Esmeralda	3-X Deeds	195	35922	Ormsby	72 Off. Rec.	249	32867
Eureka	22 Off. Rec.	138	45941	Pershing	11 Off. Rec.	249	66107
Humboldt	28 Off. Rec.	124	131075	Storey	"S" Mortgages	206	31506
Lander	24 Off. Rec.	168	50782	Washoe	300 Off. Rec.	517	107192
				White Pine	295 R.E. Records	258	

shall inure to and bind the parties hereto, with respect to the property above described. Said agreement, terms and provisions contained in said subdivision A and B, (identical in all counties, and printed on the reverse side hereof) are by the within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligations secured hereby, provided the charge therefore does not exceed a reasonable amount.

The undersigned Trustor requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at his address above set forth.

Trustor

Prescott Management, LLC, a Nevada limited liability company
By Roll On, LLC, a Nevada limited liability company, its manager
By The Spartacus Irrevocable Spendthrift Trust, its manager
↳ Irrevocable Spendthrift Trust, its manager

Paris Balacouras, Trustee → Paris Balacouras, Trustee   10/17/18 Date

Personally Guaranteed By: → Personally Guaranteed By

Paris Balaouras, an individual → Paris Balaouras, an individual

STATE OF NEVADA
COUNTY OF CLARK } ss:

This instrument was acknowledged before me on 10.17.18,
by PARIS BALAOURAS

Brandy Lake
NOTARY PUBLIC

BRANDY R. LAKE
NOTARY PUBLIC
CLARK COUNTY, NEVADA
My Commission Expires: 02-23-20
Certificate No: 16-1658-1

Brandy R. Lake
exp. 2/23/20
16-1658-1

A. TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

(1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

(2) Trustor covenants to keep all buildings that may now or at any time be on said property during the continuance of this trust in good repair and insured against loss by fire, with extended coverage endorsement, in a company or companies authorized to issue such insurance in the State of Nevada, and as may be approved by Beneficiary, for such sum or sums as shall equal the total indebtedness secured by this Deed of Trust and all obligations having priority over this Deed of Trust and shall be payable to Beneficiary to the amount of the unsatisfied obligation to Beneficiary hereby secured, and to deliver the policy to Beneficiary, or to collection agent of Beneficiary, and in default thereof, Beneficiary may procure such insurance and/or make such repairs, and expend for either of such purposes such sum or sums as Beneficiary shall deem proper.

(3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Dead of Trust.

(4) To pay at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock, water rights and grazing privileges; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto, and all costs, fees and expenses of this trust.

Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor, and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof; Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

(5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at ten per cent per annum.

B. IT IS MUTUALLY AGREED:

(1) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

(2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

(3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

(4) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose, and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto".

(5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

(6) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be recorded. Beneficiary also shall deposit with Trustee this Deed of Trust, said note and all documents evidencing expenditures secured hereby.

After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law for the sale of real property under writ of execution, Trustee, without demand on Trustor, shall sell said property or any part thereof at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. In the event that any indebtedness secured hereby shall not have been fully satisfied by said sale, Trustee may give notice of sale of any property not previously noticed for sale in the manner set forth above and sell the same in the manner set forth above.

Trustee shall deliver to any purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

After deducting all costs, fees and expenses of Trustee, including a reasonable fee for the attorney of Trustee, and of this trust, including cost evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at ten per cent per annum; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

(7) That Beneficiary, or his assignee, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where, or document or file number under which, this Deed of Trust is recorded, and the name and address of the new Trustee. If notice of default shall have been recorded, this power of substitution cannot be exercised until

after the costs, fees and expenses of the then acting Trustee shall have been paid to such Trustee, who shall endorse receipt thereof upon such instrument of substitution. The procedure herein provided for substitution of Trustee shall be exclusive of all other provisions for substitution, statutory or otherwise.

(8) The following covenants: Nos. 1, 3, 4, (interest 10%) 5, 6, 8 and 9 of Nevada Revised Statutes 107.030, when not inconsistent with other covenants and provisions herein contained, are hereby adopted and made a part of this Deed of Trust.

(9) The rights and remedies hereby granted shall not exclude any other rights or remedies granted by law, and all rights and remedies granted hereunder or permitted by law shall be concurrent and cumulative. A violation of any of the covenants herein expressly set forth shall have the same effect as the violation of any covenant herein adopted by reference.

(10) It is expressly agreed that the trust created hereby is irrevocable by Trustor.

(11) That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledges, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

(12) That Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

(13) Trustor agrees to pay any deficiency arising from any cause after application of the proceeds of the sale held in accordance with the provisions of the covenants hereinabove adopted by reference.

The undersigned Trustor requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at his address hereinbefore set forth.

Escrow No.42042365 MS6

EXHIBIT A
LEGAL DESCRIPTION

PARCEL I:

A portion of Lot One (1) of the Talon Professional Commercial Subdivision as recorded in Book 114 of Plats, Page 79, Official Records of Clark County, Nevada, being a portion of the Northwest Quarter (NW ¼) of Section 1, Township 21 South, Range 60 East, M.D.B. & M., City of Las Vegas, Clark County, Nevada, described as follows:

Commencing at the Northeast corner of said government Lot 14, Section 1, Township 21 South, Range 60 East, M.D.B. & M., Clark County, Nevada; Thence South 01°35'23" East, 304.83 feet; Thence South 88°24'37" West, 67.25 feet to the True Point of Beginning; Thence South 01°46'02" East, 81.42 feet; Thence South 88°13'58" West, 146.83 feet; Thence North 01°46'02" West, 81.42 feet; Thence North 88°13'58" East, 146.83 feet to the True Point of Beginning.

Said Parcel is also shown as Lot 1-1 of that certain Record of Survey filed in File 135 of Surveys, Page 25, Official Records.

PARCEL II:

Non exclusive easements for vehicular and pedestrian ingress and egress, parking and utility purposes over and across the Common Elements of the above referenced subdivision, as provided for in and subject to that certain Declaration of Covenants, Conditions and Restrictions for Talon Professional Centre, recorded April 21, 2004 in Book 20040421 as document No. 03967, Official Records.

Note: The above metes and bounds legal description appeared previously in the document recorded October 6, 2014, in Book 20141006, as Instrument No. 0000957, of Official Records.

Inst #: 20181018-0000248
Fees: $40.00
RPTT: $7650.00 Ex #:
10/18/2018 08:24:56 AM
Receipt #: 3540998
Requestor:
FNTG NCS (LAS VEGAS)
Recorded By: CDE Pgs: 4
DEBBIE CONWAY
CLARK COUNTY RECORDER
Src: ERECORD
Ofc: ERECORD

APN: 163-01-110-005
Affix R.P.T.T. $7,650.00

RECORDING REQUESTED BY:
FIDELITY NATIONAL TITLE
WHEN RECORDED MAIL TO and MAIL TAX STATEMENT TO:
PRESCOTT MANAGEMENT LLC
3275 JONES BLVD #104
LAS VEGAS, NV 89146

ESCROW NO: 42042365-420-MS6

GRANT, BARGAIN, SALE DEED

THIS INDENTURE WITNESSETH: That
Felix DeHerrera, Trustee of the Felix DeHerrera Living Trust

in consideration of $10.00 and other valuable consideration, the receipt of which is hereby acknowledged, do hereby Grant, Bargain, Sell and Convey to
Prescott Management, LLC, a Nevada limited liability company

all that real property situated in the County of Clark, State of Nevada, bounded and described as follows:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

Subject to:
1. Taxes for the current fiscal year, paid current.
2. Conditions, covenants, restrictions, reservations, rights, rights of way and easements now of record, if any.

Together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining.

APN: 163-01-110-005
Affix R.P.T.T. $7,650.00

RECORDING REQUESTED BY:
FIDELITY NATIONAL TITLE
WHEN RECORDED MAIL TO and MAIL TAX STATEMENT TO:
PRESCOTT MANAGEMENT LLC
3275 JONES BLVD #104
LAS VEGAS, NV 89146

ESCROW NO: 42042365-420-MS6

E-RECORDED simplifile

ID: ____________________

County: ____________________

Date: __________ Time: __________

GRANT, BARGAIN, SALE DEED

THIS INDENTURE WITNESSETH: That
Felix DeHerrera, Trustee of the Felix DeHerrera Living Trust

in consideration of $10.00 and other valuable consideration, the receipt of which is hereby acknowledged, do hereby Grant, Bargain, Sell and Convey to
Prescott Management, LLC, a Nevada limited liability company

all that real property situated in the County of Clark, State of Nevada, bounded and described as follows:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

Subject to:
1. Taxes for the current fiscal year, paid current.
2. Conditions, covenants, restrictions, reservations, rights, rights of way and easements now of record, if any.

Together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining.

Witness my/our hand(s) this 16 day of October, 2018.

The Felix DeHerrera Living Trust — The Felix DeHerrera Living Trust

[signature] Trustee

Felix DeHerrera, Trustee

Felix DeHerrera, Trustee

STATE OF ~~NEVADA~~ Florida
COUNTY OF ~~CLARK~~ Broward } ss:

On this 10/16/18
appeared before me, a Notary Public,
Felix DeHerrera
* * *
personally known or proven to me to be the person(s) whose name(s) is/are subscribed to the above instrument, who acknowledged that he/she/they executed the instrument for the purposes therein contained.

[signature]

Notary Public

My commission expires: 11/15/20

GREGORY J. DAVIS
NOTARY PUBLIC - STATE OF FLORIDA
COMMISSION #GG47590
My Commission Expires 11/15/2020

Gregory J. Davis
#GG47590
exp. 11.15.20

NOTARY JURAT FOR GRANT, BARGAIN, SALE DEED
FOR ESCROW NO.: 42042365-420MS6

EXHIBIT A

PARCEL I:

A portion of Lot One (1) of the Talon Professional Commercial Subdivision as recorded in Book 114 of Plats, Page 79, Official Records of Clark County, Nevada, being a portion of the Northwest Quarter (NW ¼) of Section 1, Township 21 South, Range 60 East, M.D.B. & M., City of Las Vegas, Clark County, Nevada, described as follows:

Commencing at the Northeast corner of said government Lot 14, Section 1, Township 21 South, Range 60 East, M.D.B. & M., Clark County, Nevada; Thence South 01°35'23" East, 304.83 feet; Thence South 88°24'37" West, 67.25 feet to the True Point of Beginning; Thence South 01°46'02" East, 81.42 feet; Thence South 88°13'58" West, 146.83 feet; Thence North 01°46'02" West, 81.42 feet; Thence North 88°13'58" East, 146.83 feet to the True Point of Beginning.

Said Parcel is also shown as Lot 1-1 of that certain Record of Survey filed in File 135 of Surveys, Page 25, Official Records.

PARCEL II:

Non exclusive easements for vehicular and pedestrian ingress and egress, parking and utility purposes over and across the Common Elements of the above referenced subdivision, as provided for in and subject to that certain Declaration of Covenants, Conditions and Restrictions for Talon Professional Centre, recorded April 21, 2004 in Book 20040421 as document No. 03967, Official Records.

Note: The above metes and bounds legal description appeared previously in the document recorded October 6, 2014, in Book 20141006, as Instrument No. 0000957, of Official Records.

STATE OF NEVADA
DECLARATION OF VALUE FORM

1. Assessor Parcel Number(s) ☐
   a) 163-01-110-005
   b) ____
   c) ____
   d) ____
2. Type of Property:

a) ☐ Vacant Land	b) ☐ Single Fam. Res.
c) ☐ Condo/Twnhse	d) ☐ 2-4 Plex
e) ☐ Apt. Bldg.	f) ☒ Comm'l/Ind'l
g) ☐ Agricultural	h) ☐ Mobile Home
i) ☐ Other ___	

FOR RECORDER'S OPTIONAL USE ONLY
Document/Instrument #____
Book:____ Page:____
Date of Recording:____
Notes: ____

3. Total Value/Sales Price of Property:	$1,500,000.00
Deed in Lieu of Foreclosure Only (value of property):	(0.00)
Transfer Tax Value:	$1,500,000.00
Real Property Transfer Tax Due:	$7,650.00

4. **If Exemption Claimed:**
   a. Transfer Tax Exemption, per NRS 375.090, Section: ____
   b. Explain Reason for Exemption: ____
5. Partial Interest: Percentage being transferred: 100 %

The undersigned Seller/(Grantor)/Buyer (Grantee), declares and acknowledges, under penalty of perjury, pursuant to NRS 375.060 and NRS 375.110, that the information provided is correct to the best of their information and belief, and can be supported by documentation if called upon to substantiate the information provided herein. Furthermore, the parties agree that disallowance of any claimed exemption, or other determination of additional tax due, may result in a penalty of 10% of the tax due plus interest at 1% per month.

Pursuant to NRS 375.030, the Buyer and Seller shall be jointly and severally liable for any additional amount owed.

Signature [signature] **Capacity** Grantor

Signature ____ **Capacity** Grantee

SELLER (GRANTOR) INFORMATION (REQUIRED)		**BUYER (GRANTEE) INFORMATION (REQUIRED)**	
Print Name	The Felix DeHerrera Living Trust	Print Name:	Prescott Management, LLC, a Nevada limited liability company
Address:	2155 W. Silver Palm Road	Address:	3275 Jones Blvd # 104
City, St., Zip:	Boca Raton, FL 33432	City, St., Zip:	LAS VEGAS, NV 89146
	561-245-0722		

COMPANY REQUESTING RECORDING

Print Name: Fidelity National Title Group
Address: 8363 W Sunset Road, Suite 100
City/State/Zip: Las Vegas, NV 89113

Escrow #: 42042365-420

AS A PUBLIC RECORD THIS FORM MAY BE RECORDED/MICROFILMED

Marcus & Millichap

PURCHASE AGREEMENT

THIS DOCUMENT IS MORE THAN A RECEIPT FOR MONEY. IT IS INTENDED TO BE A LEGALLY BINDING AGREEMENT. READ IT CAREFULLY.

Prescott Management, LLC and/or Assignee (Subject to the Sellers final approval of final Assignee) shall be hereafter referred to as "Buyer".

Felix DeHerrera, Trustee of the Felix DeHerrera Living Trust shall be hereafter referred to as "Seller".

Marcus & Millichap Real Estate Investment Services, Inc. shall be hereafter referred to as "Agent."

Buyer shall deliver to Escrow Holder as defined in Paragraph 3 the sum of forty-five thousand and no/100th's dollars ($ 45,000.00) in the form of wire transfer . This sum is a deposit ("Deposit") to be applied to the purchase price of that certain real property (referred to as the "Property") located in the City of Las Vegas , County of Clark , State of Nevada , and more particularly described as follows:

1300 S. Jones Blvd.
Las Vegas, Nevada 89146
(APN: 163-01-110-005)

TERMS AND CONDITIONS

Seller agrees to sell the Property, and Buyer agrees to purchase the Property, on the following terms and conditions:

1) **PURCHASE PRICE:** The purchase price for the Property is one million five hundred thousand and no/100th's dollars ($ 1,500,000.00). Buyer's Deposit shall be delivered upon Seller's execution of this Purchase Agreement (the "Agreement") to escrow as provided in Paragraph 3 below. The balance of the purchase price shall be payable at close of escrow pursuant to the terms stated below.

2) **DOWN PAYMENT:** A) Buyer shall make a cash down payment of four hundred thousand and no/100th's dollars ($ 400,000.00)

3) **ESCROW:** Within three (3) calendar days after the Effective Date (as defined in Paragraph 36 below) Buyer shall open escrow with Michele Seibold at Fidelity National Commercial (Escrow number 42042365) (the "Escrow Holder") by the simultaneous deposit of a copy of this Agreement and Buyer's Deposit with the Escrow Holder. Seller and Buyer agree to prepare and execute such escrow instructions as may be necessary and appropriate to close the transaction. Should said instructions fail to be executed as required, Escrow Holder shall and is hereby directed to close escrow pursuant to the terms and conditions of this Agreement. Close of escrow (or the "Closing Date", which shall mean the date on which the deed transferring title is recorded) shall occur on or before ten (10) days after the expiration of the Buyers Contingency Period. Escrow fee shall be paid equally between Buyer and Seller . County transfer taxes shall be paid by Seller . All other closing costs shall be paid as follows as customary in the state of Nevada ..

4) **PRORATIONS:** Real property taxes, premiums on insurance acceptable to Buyer, interest on any debt being assumed or taken subject to by Buyer, and any other expenses of the Property shall be prorated as of the Closing Date. Security deposits, advance rentals, and the amount of any future lease credits shall be credited to Buyer. The amount of any bond or assessment which is a lien and not customarily paid with real property taxes shall be paid by Seller.

5) **TITLE:** Within five (5) calendar days after the Effective Date of this Agreement, Seller shall procure and cause to be delivered to Buyer a preliminary title report issued by Fidelity National Title (the "Title Company") on the Property. Within five (5) calendar days following receipt thereof, Buyer shall either approve in writing the exceptions contained in said title report or specify in writing any exceptions to which Buyer reasonably objects. If Buyer objects to any exceptions, Seller shall, within five (5) calendar days after receipt of Buyer's objections, deliver to Buyer written notice that either (i) Seller will, at Seller's expense, attempt to remove the exception(s) to which Buyer has objected before the Closing Date or (ii) Seller is unwilling or unable to eliminate said exception(s). If Seller fails to so notify Buyer or is unwilling or unable to remove any such exception by the Closing Date, Buyer may elect to terminate this Agreement and receive back the entire Deposit, in which event Buyer and Seller shall have no further obligations under this Agreement; or, alternatively, Buyer may elect to purchase the Property subject to such exception(s).

Seller shall convey by grant deed to Buyer (or to such other person or entity as Buyer may specify) marketable fee title subject only to the exceptions approved by Buyer in accordance with this Agreement. Title shall be insured by a standard American Land Title Association policy of title insurance issued by the Title Company in the amount of the purchase price with premium paid by Seller.

6) **FINANCING CONTINGENCIES:**

6f. ☑ SELLER CARRIES BACK FIRST

6.1) **SELLER CARRIES BACK FIRST**: The balance of the purchase price shall be paid as follows: A portion of the balance of the purchase price in the amount of one million one hundred thousand and no/100ths dollars ($ 1,100,000.00) shall be evidenced by a promissory note secured by a first deed of trust to be executed by Buyer in favor of Seller and delivered to Seller upon the Closing Date. Said note shall bear interest at the rate of six and one half percent (6.50%) per year, fixed rate, and shall be payable as follows: principal and interest installments of six thousand nine hundred seven dollars and 55/100th's (6,907.55), payable on the first day of every month, commencing thirty days from the close of escrow and continuing on the same day of each consecutive month thereafter, until one year from the close of escrow, in which the Buyer/Payor shall pay a principal balloon payment of fifty thousand and no/100th's ($50,000.00)** **See other terms and conditions as paragraph 39, for this balloon payment structure**. Upon the principal reduction, the payments under the note shall be recalculated as per the same terms hereinabove (30 year amortization, 6.5%, principal and interest monthly installments). And shall continue on the same day of each month thereafter until five (5) years from the close of escrow at which time the entire accrued interest and principal balance shall be all due and payable.

Said note shall be prepaid, either principal and/or interest, at any time, and from time to time, in whole or in part, without premium, notice, or penalty, shall contain a "Due on Sale Provision, shall have a 5% late fee in the event any installment of principal and/or interest shall be ten (10) days past the required due date, and shall be personally guaranteed by Paris Balaouras. The Note shall be secured by a First Deed of Trust and shall be on standard title company forms, with Seller receiving a policy of title insurance in first lien position. **Buyer shall reflect the Seller as additional insured on the hazard insurance policy required prior to the close of escrow**.

7) **PEST CONTROL CONTINGENCIES:**

7b. ☑ NO PEST CONTROL CONTINGENCY - "AS IS"

7.1) **NO PEST CONTROL CONTINGENCY - "AS IS":** Buyer has conducted Buyer's own investigation with regard to possible infestation and/or infection by wood-destroying pests or organisms and agrees to purchase the Property in its present condition. Buyer acknowledges that Buyer is not relying upon any representations or warranties made by Seller or Agent regarding the presence or absence of such infestation or infection.

8) **INSPECTION CONTINGENCIES:**

8a. ☑ BOOKS AND RECORDS

8.1) **BOOKS AND RECORDS**: Seller agrees to provide Buyer, within Sellers possession, with items a thru g listed below within five (5) calendar days following the Effective Date:

a. All rental agreements, leases, service contracts, insurance policies, latest tax bill(s) and other written agreements or notices which affect the Property.

b. The operating statements of the Property for the last twenty-four (24) calendar months immediately preceding the Effective Date hereof.
c. For **commercial properties**, copies of whatever documents the Seller may have regarding the financial condition, business prospects or prospective continued occupancy of any tenant (including but not limited to financial statements, credit reports, etc.).
d. All notes and security instruments affecting the Property- N/A
e. A complete and current rent roll, including a schedule of all tenant deposits and fees. N/A
f. A written inventory of all items of Personal Property to be conveyed to Buyer at close of escrow.
g. The following items, if readily available to Seller: building and site plans, if any .

Buyer shall acknowledge receipt of these items in writing. Buyer shall have twenty-one (21) calendar days following the Effective Date thereof to review and approve in writing each of these items. If Buyer fails to approve these items within the specified time, this Agreement shall be rendered null and void, Buyer's entire deposit shall be returned, and Buyer and Seller shall have no further obligations hereunder.

Prior to any entry by Buyer or any person at Buyer's request coming onto the Property for the Inspections, Buyer shall provide to Seller evidence satisfactory to Seller that Buyer has in force commercial general liability and worker's compensation insurance with a coverage limit of not less than One Million Dollars ($1,000,000.00), with the commercial general liability policy naming Seller as an additional insured and protecting Seller against any and all liability, claims, demands, damages and costs (including but not limited to attorneys' fees and expenses) which may occur as a result of any activity of Buyer or Buyer Representatives on the Property. The foregoing shall not limit or release Buyer's indemnification obligations contained above.

8b. ☑ PHYSICAL INSPECTION

8.2) **PHYSICAL INSPECTION**: Buyer shall have twenty-one (21) calendar days following the Effective Date to inspect the physical condition of the Property, including, but not limited to the soil conditions and the presence or absence of lead-based paint and other hazardous materials on or about the Property, and to notify the Seller in writing that Buyer approves same. If Buyer fails to approve the physical condition of the Property within the specified time, this Agreement shall be null and void, Buyer's entire deposit shall be returned, and Buyer and Seller shall have no further obligations hereunder.

8c. ☑ STATE AND LOCAL LAWS

8.3) **STATE AND LOCAL LAWS**: Buyer shall have twenty-one (21) calendar days following the Effective Date to investigate State and local laws to determine whether the Property must be brought into compliance with minimum energy conservation or safety standards or similar retrofit requirements as a condition of sale or transfer and the cost thereof, and to notify Seller that Buyer approves same. If approved by Buyer, Buyer shall comply with and pay for these requirements. If Buyer fails to approve these requirements, if any, within the specified time, this Agreement shall be rendered null and void, Buyer's entire Deposit shall be returned, and Buyer and Seller shall have no further obligations hereunder.

9) **DEPOSIT INCREASE: Intentionally deleted**

10) **DEPOSIT TRANSFER:** Intentionally deleted

11) **ESTOPPEL CERTIFICATE CONTINGENCY (Leased Properties):**

11b. ☑ ESTOPPEL CERTIFICATES NOT APPLICABLE

11.1) **ESTOPPEL CERTIFICATES NOT APPLICABLE**

12) **LEASED PROPERTY PRORATIONS:** Rents actually collected (prior to closing) will be prorated as of the Closing Date and rent collected thereafter applied first to rental payments then owed the Buyer and their remainder paid to the Seller. All free rent due any tenant at the close of escrow for rental periods after the closing shall be a credit against the Purchase Price. Other income and expenses shall be prorated as follows: N/A .

13) **PERSONAL PROPERTY:** Title to any personal property to be conveyed to Buyer in connection with the sale of the Property shall be conveyed to Buyer by Bill of Sale on the Closing Date free and clear of all encumbrances (except those approved by Buyer as provided above). The price of these items shall be included in the Purchase Price for the Property, and Buyer agrees to accept all such personal property in "as is" condition.

14) **CONDITION OF PROPERTY:** It is understood and agreed that the Property is being sold "as is"; that Buyer has, or will have prior to the Closing Date, inspected the Property; and that neither Seller nor Agent makes any representation or warranty as to the physical condition or value of the Property or its suitability for Buyer's intended use.

Buyer's Initials PB **Seller's Initials** FD

15) **RISK OF LOSS:** Risk of loss to the Property shall be borne by Seller until title has been conveyed to Buyer. In the event that the improvements on the Property are destroyed or materially damaged between the Effective Date of this Agreement and the date title is conveyed to Buyer, Buyer shall have the option of demanding and receiving back the entire Deposit and being released from all obligations hereunder, or alternatively, taking such improvements as Seller can deliver. Upon Buyer's physical inspection and approval of the Property, Seller shall maintain the Property through close of escrow in the same condition and repair as approved, reasonable wear and tear excepted.

16) **POSSESSION:** Possession of the Property shall be delivered to Buyer on Closing Date.

17) **LIQUIDATED DAMAGES: By placing their initials immediately below, Buyer and Seller agree that it would be impracticable or extremely difficult to fix actual damages in the event of a default by Buyer, that the amount of Buyer's Deposit hereunder (as same may be increased by the terms hereof) is the parities' reasonable estimate of Seller's damages in the event of Buyer's default, and that upon Buyer's default in its purchase obligations under this agreement, not caused by any breach by Seller, Seller shall be released from its obligations to sell the Property and shall retain Buyer's Deposit (as same may be increased by the terms hereof) as liquidated damages, which shall be Seller's sole and exclusive remedy in law or at equity for Buyer's default.**

Buyer's Initials PB **Seller's Initials** FD

18) **SELLER EXCHANGE:** Buyer agrees to cooperate should Seller elect to sell the Property as part of a like-kind exchange under IRC Section 1031. Seller's contemplated exchange shall not impose upon Buyer any additional liability or financial obligation, and Seller agrees to hold Buyer harmless from any liability that might arise from such exchange. This Agreement is not subject to or contingent upon Seller's ability to acquire a suitable exchange property or effectuate an exchange. In the event any exchange contemplated by Seller should fail to occur, for whatever reason, the sale of the Property shall nonetheless be consummated as provided herein.

19) **BUYER EXCHANGE:** Seller agrees to cooperate should Buyer elect to purchase the Property as part of a like-kind exchange under IRC Section 1031. Buyer's contemplated exchange shall not impose upon Seller any additional liability or financial obligation, and Buyer agrees to hold Seller harmless from any liability that might arise from such exchange. This Agreement is not subject to or contingent upon Buyer's ability to dispose of its exchange property or effectuate an exchange. In the event any exchange contemplated by Buyer should fail to occur, for whatever reason, the sale of the Property shall nonetheless be consummated as provided herein.

20) **DISCLOSURE OF REAL ESTATE LICENSURE**:

21) **AUTHORIZATION:** Buyer and Seller authorize Agent to disseminate sales information regarding this transaction, including the purchase price of the Property.

22) **AGENCY DISCLOSURE:** Tina D. Taylor, Ryan McCullough and Tyler Jaynes, of Marcus & Millichap represent the Seller and Seller only in this transaction. Richard Emanuele and Ryan Misaresh of Simply Vegas Real Estate-Team Emanuele, represent the Buyer and Buyer only on this transaction. Said commission shall be payable by Seller at the close of escrow.

23) **OTHER BROKERS:** Buyer and Seller agree that, in the event any broker other than Agent or a broker affiliated with Agent is involved in the disposition of the Property, Agent shall have no liability to Buyer or Seller for the acts or omissions of such other broker, who shall not be deemed to be a subagent of Agent.

24) **LIMITATION OF LIABILITY:** Except for Agent's gross negligence or willful misconduct, Agent's liability for any breach or negligence in its performance of this Agreement shall be limited to the greater of $50,000 or the amount of compensation actually received by Agent in any transaction hereunder.

25) **SCOPE OF AGENT'S AUTHORITY AND RESPONSIBILITY:** Agent shall have no authority to bind either Buyer or Seller to any modification or amendment of this Agreement. Agent shall not be responsible for performing any due diligence or other investigation of the Property on behalf of either Buyer or Seller, or for providing either party with professional advice with respect to any legal, tax, engineering, construction or hazardous materials issues. Except for maintaining the confidentiality of any information regarding Buyer or Seller's financial condition and any future negotiations regarding the terms of this Purchase Agreement, Buyer and Seller agree that their relationship with Agent is at arm's length and is neither confidential nor fiduciary in nature.

Buyer's Initials PB **Seller's Initials** FD

26) **BROKER DISCLAIMER:** Buyer and Seller acknowledge that, except as otherwise expressly stated herein, Agent has not made any investigation, determination, warranty or representation with respect to any of the following: (a) the financial condition or business prospects of any tenant, or such tenant's intent to continue or renew its tenancy in the Property; (b) the legality of the present or any possible future use of the Property under any federal, state or local law; (c) pending or possible future action by any governmental entity or agency which may affect the Property; (d) the physical condition of the Property, including but not limited to, soil conditions, the structural integrity of the improvements, and the presence or absence of fungi or wood-destroying organisms; (e) the accuracy or completeness of income and expense information and projections, of square footage figures, and of the texts of leases, options, and other agreements affecting the Property; (f) the possibility that lease, options or other documents exist which affect or encumber the Property and which have not been provided or disclosed by Seller; or (g) the presence or location of any hazardous materials on or about the Property, including, but not limited to, asbestos, PCB's, or toxic, hazardous or contaminated substances, and underground storage tanks.

Buyer agrees that investigation and analysis of the foregoing matters is Buyer's sole responsibility and that Buyer shall not hold Agent responsible therefor. Buyer further agrees to reaffirm its acknowledgment of this disclaimer at close of escrow and to confirm that it has relied upon no representations of Agent in connection with its acquisition of the Property.

Buyer's Initials PB **Seller's Initials** FD

27) **LEAD-BASED PAINT HAZARDS**: Intentionally Deleted-Not applicable

28) **MOLD/ALLERGEN ADVISORY AND DISCLOSURE**: Buyer is advised of the possible presence within properties of toxic (or otherwise illness-causing) molds, fungi, spores, pollens and/or other botanical substances and/or allergens (e.g. dust, pet dander, insect material, etc.). These substances may be either visible or invisible, may adhere to walls and other accessible and inaccessible surfaces, may be embedded in carpets or other fabrics, may become airborne, and may be mistaken for other household substances and conditions. Exposure carries the potential of possible health consequences. Agent strongly recommends that Buyer contact the State Department of Health Services for further information on this topic.

Buyer is advised to consider engaging the services of an environmental or industrial hygienist (or similar, qualified professional) to inspect and test for the presence of harmful mold, fungi, and botanical allergens and substances as part of Buyer's physical condition inspection of the Property, and Buyer is further advised to obtain from such qualified professionals information regarding the level of health-related risk involved, if any, and the advisability and feasibility of eradication and abatement, if any.

Buyer is expressly cautioned that Agent has no expertise in this area and is, therefore, incapable of conducting any level of inspection of the Property for the possible presence of mold and botanical allergens. Buyer acknowledges that Agent has not made any investigation, determination, warranty or representation with respect to the possible presence of mold or other botanical allergens, and Buyer agrees that the investigation and analysis of the foregoing matters is Buyer's sole responsibility and that Buyer shall not hold Agent responsible therefore.

29) **ARBITRATION OF DISPUTES AND WAIVER OF JURY TRIAL: All disputes arising between the Parties with respect to the subject matter of this Purchase Agreement or the transaction contemplated herein (including but not limited to the parties' rights to the Deposit or the payment of commissions as provided herein) shall be settled exclusively by final, binding arbitration. The judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.**

The arbitration will proceed in the county where Agent's office is located and be conducted by the American Arbitration Association ("AAA"), or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's then-applicable Commercial Arbitration Rules (the "Rules"). Any party who fails or refuses to submit to arbitration following a demand by the other party shall bear all costs and expenses, including attorneys' fees, incurred by such other party in compelling arbitration.

Any arbitration will be decided by a single arbitrator selected according to the Rules. The arbitrator will decide any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication and may grant any remedy or relief that a court could order or grant on similar motions. The arbitrator shall apply the provisions of this Purchase Agreement without varying therefrom, and shall not have the power to add to, modify, or change any of the provisions hereof.

In any arbitration proceeding discovery will be permitted only in accordance with the terms of this paragraph. Discovery by each party shall be limited to: (i) a maximum number of five (5) depositions limited to four hours each; (ii) requests for production of documents; (iii) two interrogatories: one inquiring into the amount of damages sought by the other party and another into the calculation of those damages; and (iv) subpoenas upon third parties for production of documents, depositions, and to appear at a hearing. The scope of discovery may be expanded only upon the mutual consent of the parties. Discovery not set forth in this paragraph shall not be permitted.

The Parties understand and agree that they are entering into this arbitration agreement voluntarily, and that by doing so they are waiving their rights to a jury trial or to have their claims otherwise litigated in court.

30) **SUCCESSORS & ASSIGNS:** This Agreement and any addenda hereto shall be binding upon and inure to the benefit of the heirs, successors, agents, representatives and assigns of the parties hereto.

31) **ATTORNEYS' FEES:** In any litigation, arbitration or other legal proceeding which may arise between any of the parties hereto, including Agent, the prevailing party shall be entitled to recover its costs, including costs of arbitration, and reasonable attorneys' fees in addition to any other relief to which such party may be entitled.

32) **TIME:** Time is of the essence of this Agreement.

33) **MMCC FINANCING EVALUATION:** Intentionally Deleted-Seller Carryback

34) **NOTICES:** All notices required or permitted hereunder shall be given to the parties in writing (with a copy to Agent) at their respective addresses as set forth below. Should the date upon which any act required to be performed by this Agreement fall on a Saturday, Sunday or holiday, the time for performance shall be extended to the next business day.

35) **FOREIGN INVESTOR DISCLOSURE:** Seller and Buyer agree to execute and deliver any instrument, affidavit or statement, and to perform any act reasonably necessary to carry out the provisions of this Foreign Investment in Real Property Tax Act and regulations promulgated thereunder.

36) **ADDENDA:** Any addendum attached hereto and either signed or initialed by the parties shall be deemed a part hereof. This Agreement, including addenda, if any, expresses the entire agreement of the parties and supersedes any and all previous agreements between the parties with regard to the Property. There are no other understandings, oral or written, which in any way alter or enlarge its terms, and there are no warranties or representations of any nature whatsoever, either express or implied, except as set forth herein. Any future modification of this Agreement will be effective only if it is in writing and signed by the party to be charged.

37) **ACCEPTANCE AND EFFECTIVE DATE:** Buyer's signature hereon constitutes an offer to Seller to purchase the Property on the terms and conditions set forth herein. Unless acceptance hereof is made by Seller's execution of this Agreement and delivery of a fully executed copy to Buyer, either in person or by mail at the address shown below, on or before September 19, 20 18, this offer shall be null and void, the Deposit shall be returned to Buyer, and neither Seller nor Buyer shall have any further rights or obligations hereunder. Delivery shall be effective upon personal delivery to Buyer or Buyer's agent or, if by mail, on the next business day following the date of postmark. The "Effective Date" of this Agreement shall be the later of (a) the date on which Seller executes this Agreement, or (b) the date of or written acceptance (by either Buyer or Seller) of the final counter-offer submitted by the other party.

38) **GOVERNING LAW:** This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

39) **OTHER TERMS AND CONDITIONS: Paragraph 6.1 above (Seller Carries Back First):**

"Buyer/Payor under the terms of the note described herein, shall pay a principal sum (balloon) payment in the amount of fifty thousand and no/100th's ($50,000.00) on or before the one year anniversary of said Note. This payment shall be evidenced by a stock purchase/exchange agreement. This stock purchase/exchange agreement, shall be memorialized between the Buyer and Seller during the Buyers Due Diligence Period as defined in Section 8 of this Agreement. In the event all parties are unable to reach a satisfactory agreement, then both Buyer and Seller shall have the right to either unilaterally cancel this Purchase Agreement, return the earnest money deposit to the Buyer and have no further obligation to one another, OR all parties can determine an alternative agreement with respect to the $50,000 consideration of this sale and close the escrow accordingly.

THE PARTIES ARE ADVISED TO CONSULT THEIR RESPECTIVE ATTORNEYS WITH REGARD TO THE LEGAL EFFECT AND VALIDITY OF THIS PURCHASE AGREEMENT.

The undersigned Buyer hereby offers and agrees to purchase the above described Property for the price and upon the terms and conditions herein stated.

This offer is made by Buyer to Seller on this ____ day of September, 20 18. The undersigned Buyer hereby acknowledges receipt of an executed copy of this Agreement, including the Agency Disclosure contained in Paragraph 22, above.

BUYER: DocuSigned by: Paris Balaouras — Paris Balaouras, Manager of Prescott Management LLC

ADDRESS: ____________________

DATE: 9/21/2018 | 19:43:43 PDT

TELEPHONE: ____________________

SELLER'S ACCEPTANCE AND AGREEMENT TO PAY COMMISSION

The undersigned Seller accepts the foregoing offer and agrees to sell the Property to Buyer for the price and on the terms and conditions stated herein. Seller acknowledges receipt of an executed copy of this Agreement and authorizes Agent to deliver an executed copy to Buyer.

Seller reaffirms its agreement to pay to Agent a real estate brokerage commission pursuant to the terms of that certain Representation Agreement between Agent and Seller dated July 2, 20 18, which shall remain in full force and effect. Said commission is payable in full on the Closing Date and shall be paid in cash through escrow. Escrow Holder is directed to make such payment to Agent from Seller's proceeds of sale. The provisions of this paragraph may not be amended or modified without the written consent of Agent.

Seller acknowledges and agrees that payment of said commission is not contingent upon the closing of the transaction contemplated by this Agreement, and that, in the event completion of the sale is prevented by default of Seller, then Seller shall immediately be obligated to pay to Agent the entire commission. Seller agrees that in the event completion of the sale is prevented by default of Buyer, then Seller shall be obligated to pay to Agent an amount equal to one half of any damages or other monetary compensation (including liquidated damages) collected from Buyer by suit or otherwise as a consequence of Buyer's default, if and when such damages or other monetary compensation are collected; provided, however, that the total amount paid to Agent by Seller shall not in any case exceed the brokerage commission hereinabove set forth. Seller acknowledges and agrees that the existence of any direct claim which Agent may have against Buyer in the event of Buyer's default shall not alter or in any way limit the obligations of Seller to Agent as set forth herein.

SELLER: DocuSigned by: Felix DeHerrera — Felix DeHerrera, Trustee

ADDRESS: ____________________

DATE: 9/22/2018 | 10:28:49 PDT

TELEPHONE: On file with Agent

Agent accepts and agrees to the foregoing.

AGENT: **MARCUS & MILLICHAP REAL ESTATE INVESTMENT SERVICES OF NEVADA, INC.**

BY: DocuSigned by: [signatures] — Tim Speck/Ryan McCullough/Tyler Jaynes

ADDRESS: 3800 Howard Hughes Pkwy. #1550, Las Vegas, NV 89169

DATE: 9/19/2018 | 13:38:55 PDT

TELEPHONE: 702-215-7100

PARTIES UNDERSTAND AND ACKNOWLEDGE THAT BROKER IS NOT QUALIFIED TO PROVIDE, AND HAS NOT BEEN CONTRACTED TO PROVIDE, LEGAL, FINANCIAL OR TAX ADVICE, AND THAT ANY SUCH ADVICE MUST BE OBTAINED FROM PARTIES' ATTORNEY, ACCOUNTANT OR TAX PROFESSIONAL